UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): October 18, 2022

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 18, 2022, Stephen F. Burns retired from the OrthoPediatrics Corp. (the “Company”) Board of Directors. The retirement was not the result of any disagreement with the Company. Also, effective October 18, 2022, the Board appointed Jimmy D. McDonald to fill the vacancy caused by Mr. Burns’ retirement to serve in the class of directors whose terms expire at the annual shareholder meeting in 2024. Mr. McDonald has not been appointed to serve on any committees of the Board to date. A copy of the Company’s press release, dated October 20, 2022, announcing the appointment of Mr. McDonald and detailing his relevant experience is attached hereto as Exhibit 99.1.

For his service as a director, Mr. McDonald will be entitled to receive his pro rata portion of the standard non-employee director compensation, as more fully described in the Company’s Non-Employee Director Compensation Policy included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 4, 2021, which description is incorporated herein by reference. Other than being eligible to receive such director compensation, Mr. McDonald has not entered into any material plan, contract, or arrangement in connection with his appointment as a director. Mr. McDonald is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

As part of Mr. Burns’ retirement, the Board has agreed to accelerate vesting of the remaining 3,092 shares of restricted stock previously granted to him.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release, dated October 20, 2022, announcing the appointment of Mr. McDonald to the Board, as discussed above in Item 5.02, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press release, dated October 20, 2022, issued by the Company
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: October 20, 2022	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary